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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 9, 2004



                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



        DELAWARE                    001-16393                   74-2126120
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)

          2101 CITYWEST BLVD.
            HOUSTON, TEXAS                               77042-2827
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (713) 918-8800



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ITEM 7.  Financial Statements and Exhibits.

(c) The following exhibit is being furnished herewith:

         99    News Release, dated August 9, 2004, of BMC Software, Inc.



ITEM 12. Results of Operations and Financial Condition.

         On August 9, 2004, BMC Software, Inc. (the "Company") issued a press release announcing that it has adjusted its June quarter GAAP net earnings presented in the Company's previously issued press release on July 27, 2004 to reflect an update to the Company's accrual for taxes. A copy of the press release, dated as of August 9, 2004, is furnished as Exhibit 99 to this Current Report.

         The information in this Current Report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2004

                                      BMC SOFTWARE, INC.


                                      By: /s/ ROBERT H. WHILDEN, JR.
                                          ------------------------------
                                          Robert H. Whilden, Jr.
                                          Senior Vice President, General
                                          Counsel and Secretary



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                                 EXHIBIT INDEX


Exhibit No.
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   99.1          News Release, dated August 9, 2004, of BMC Software, Inc.